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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K
                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - MAY 29, 1998







                              MINNESOTA POWER, INC.

                    Formerly Minnesota Power & Light Company

                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                             Duluth, Minnesota 55802
                           Telephone - (218) 722-2641





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ITEM 5.  OTHER EVENTS.

Reference is made to the Annual Report on Form 10-K for the year ended December 31, 1997 (1997 Form 10-K) of Minnesota Power, Inc., formerly Minnesota Power & Light Company, (Minnesota Power or Company) for background information on the following update. The cited reference is to the Company's 1997 Form 10-K.


Ref. Page 5 - Table - Status of Minnesota Power Purchased Power Contracts

On May 29, 1998 Minnesota Power signed a new power purchase agreement (Agreement) with Square Butte Electric Cooperative (Square Butte). The term of the Agreement is May 29, 1998 through January 1, 2027. It supersedes the previous agreement entered into in 1977, the initial term of which would have expired in 2007. Under the Agreement, the Company has purchased entitlement to capacity and energy initially equivalent to about 71 percent of Square Butte's generating capability of 455 megawatts. Upon a two-year advance notice to Square Butte and the Company, beginning in 2006 Minnkota Power Cooperative, Inc., operator of the Square Butte generating unit, has the option to reduce the Company's entitlement by approximately 5 percent annually, to a minimum of 50 percent. The Company's cost of power under the Agreement, similar to the previous agreement, is its pro rata share of Square Butte's costs based upon the Company's capacity entitlement in effect. Consistent with the previous agreement, the Company will account for the costs under the Agreement as purchased power expense for ratemaking purposes. Under the Agreement, the Company is not unconditionally obligated, as it was under the previous agreement, to pay to Square Butte all (with no proration) of Square Butte's costs if not paid by Square Butte when due. The Company's payment obligation under the Agreement will be suspended if Square Butte fails to deliver any power, whether produced or purchased by Square Butte, for a period of one year. The Agreement was reached in conjunction with Square Butte's (i) buy-out of its leveraged lease financing arrangement and (ii) simultaneous debt refinancing.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      FINANCIAL STATEMENTS

             None



      EXHIBITS

             4(a)   -   Articles of Incorporation, as amended and restated as
                        of May 27, 1998

             4(b)   -   Bylaws, as amended effective May 27, 1998


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                    Minnesota Power, Inc.
                                             -----------------------------------
                                                        (Registrant)





June 3, 1998                                            D. G. Gartzke
                                             -----------------------------------
                                                        D. G. Gartzke
                                               Senior Vice President - Finance
                                                 and Chief Financial Officer


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                                      INDEX


      EXHIBITS

        4(a)  -    Articles of Incorporation, as amended and restated as
                   of May 27, 1998

        4(b)  -    Bylaws, as amended effective May 27, 1998